NUVEEN OREGON INTERMEDIATE MUNICIPAL BOND FUND

SUPPLEMENT DATED MARCH 29, 2012

TO THE PROSPECTUS DATED SEPTEMBER 30, 2011

The bar chart entitled “Class I Annual Total Return” in the section “Fund Summaries—Nuveen Oregon Intermediate Municipal Bond Fund—Fund Performance” is deleted in its entirety and replaced with the following bar chart:

Class I Annual Total Return*

*	Class I year-to-date total return as of June 30, 2011 was 4.24%.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-FORP-0312P